Exhibit 99.1



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Commissioners:

We have read the statements made by Brilliant Digital Entertainment, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to
Item 4 of Form 8-K, as part of the Company's Form 8-K report dated October 17, 2000. We agree with the statements concerning our Firm in such Form 8-K.

/S/ PRICEWATERHOUSECOOPERS, LLP

October 17, 2000
Los Angeles, California